UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): September 23, 2011

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-141568	20-8468508
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		No.)

9 North West Fourth Ring Road
Yingu Mansion Suite 1708
Haidian District Beijing
People’s Republic of China 100190
(Address of principal executive offices)

+86 10 82525361
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On September 23, 2011, China Advanced Construction Materials Group, Inc. (the "Company") issued a press release announcing its audited financial results for its fiscal year ended June 30, 2011. A copy of the press release, which the Company is furnishing to the Securities and Exchange Commission, is attached as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01  Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated September 23, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2011	CHINA ADVANCED CONSTRUCTION MATERIALS
GROUP, INC.

By: /s/ Xianfu Han
Xianfu Han
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated September 23, 2011